ADVANCED SERIES TRUST

AST Quantitative Modeling Portfolio

Supplement dated February 25, 2022 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Quantitative Modeling Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

At a meeting of the shareholders of the Portfolio held on February 16, 2022, shareholders approved (i) an amended investment management agreement (the Management Agreement) for the Portfolio in connection with the implementation of a new principal investment strategy and (ii) a Shareholder Services and Distribution Plan (the Plan) for the Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

As described in the proxy statement soliciting shareholder approval of the amended Management Agreement and the Plan and the supplement dated November 24, 2021, the Board of Trustees of the Trust (the Board) also approved certain other changes to the Portfolio that were contingent on shareholder approval of the amended Management Agreement and the Plan. Among other items, the Board approved: (i) changing the Portfolio's principal investment strategy to move from a fund-of- funds structure that invests primarily in underlying funds to a structure using primarily direct investments through multiple sleeves managed by subadvisers to achieve the Portfolio's investment objective; and (ii) a new subadvisory agreement with Jennison Associates LLC, PGIM, Inc., PGIM Limited, and PGIM Quantitative Solutions LLC.

The Manager expects to implement the change to the Portfolio's principal investment strategy on or about April 25, 2022.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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